UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_____________________________________________
FORM 8-K/A
(Amendment No. 1)
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 31, 2016

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MPLX LP
(Exact name of registrant as specified in its charter)

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Delaware	001-35714	27-0005456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 E. Hardin Street Findlay, Ohio	45840
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 672-6500
(Former name or former address, if changed since last report)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2016, MPLX LP (the “Partnership”) completed the acquisition of all of the limited liability company interests of Hardin Street Marine LLC on March 31, 2016.

This Current Report on Form 8-K/A provides the financial statements and pro forma financial information required under Item 9.01 of Form 8-K and not included in the Partnership’s Current Report on Form 8-K filed on April 6, 2016.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.
The audited historical financial statements of Hardin Street Marine LLC as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 are incorporated herein by reference to Exhibit 99.1 of this Current Report on Form 8-K/A.

(b) Pro forma financial information.
The MPLX LP unaudited pro forma consolidated statements of income for each of the years in the three-year period ended December 31, 2015 and the unaudited pro forma consolidated balance sheet as of December 31, 2015 are incorporated herein by reference to Exhibit 99.2 of this Current Report on Form 8-K/A.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
99.1	Audited historical financial statements of Hardin Street Marine LLC as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013.
99.2
MPLX LP unaudited pro forma consolidated statements of income for each of the years in the three-year period ended December 31, 2015 and the unaudited pro forma consolidated balance sheet as of December 31, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: May 2, 2016	By:	/s/ Nancy K. Buese
Name: Nancy K. Buese
Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
99.1	Audited historical financial statements of Hardin Street Marine LLC as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013.
99.2
MPLX LP unaudited pro forma consolidated statements of income for each of the years in the three-year period ended December 31, 2015 and the unaudited pro forma consolidated balance sheet as of December 31, 2015.